UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2023

FIRST NORTHWEST BANCORP
(Exact Name of Registrant as Specified in Charter)

Washington	001-36741	46-1259100
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

105 West 8th Street, Port Angeles, Washington 98362
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (360) 457-0461

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01	FNWB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.            Other Events.

Regulatory Proceedings

On November 21, 2023, First Fed Bank (the “Bank”), the wholly owned subsidiary of First Northwest Bancorp (the “Company”), entered into a consent order (the “Order”) by the Federal Deposit Insurance Corporation (the “FDIC”), the Bank’s primary federal banking regulator. The Order became effective on this date, and will remain effective until the FDIC modifies, suspends, or terminates the Order.

Under the terms of the Order, the Bank is required, among other things, to take the following actions within the time frames specified in the Order:

●	Correct certain violations of law previously identified by the FDIC related to consumer protection laws and implement procedures to prevent future violation
●
Provide the FDIC with a list of all credit and deposit products offered by, through, or in conjunction with the Bank, and identify any entity other than the Bank offering such a product; seek the written non-objection of the FDIC before (i) executing a binding commitment with a new third party, (ii) allowing a new third party to offer a Bank product through, or in conjunction with, the Bank, or (iii) offering a new Bank product, either directly or indirectly

●	Review, revise, develop, and/or implement, as necessary, appropriate policies and procedures to govern the onboarding, monitoring, and auditing of third-party fintech partners and their products

The Order also requires the following actions within the time frames specified in the Order:
●	The Bank’s Board of Directors (the “Board”) must:
o
oversee the Bank’s compliance management system, including approving policies and objectives and implementing an adequate compliance program that addresses all consumer compliance risks associated with the Bank’s operations

o	allocate resources and establish policies regarding authority, independence, training, resources, and reporting structure of the Bank’s compliance officer
o	perform a full review of the Bank’s compliance policies and procedures, training program, and compliance monitoring procedures for compliance with all consumer protection laws
o	furnish quarterly written progress reports to the FDIC regarding compliance with the Order
●	The Board and senior management must:
o
review, revise, develop, and/or implement, as necessary, a sound risk-based compliance management system, including a written compliance program, policies, and training designed to effect compliance with all applicable consumer protection laws, a consumer complaint monitoring process, and a monitoring program designed to detect and correct compliance weaknesses

o	hold Bank management accountable for failing to adhere to consumer protection laws and the Bank’s policies and procedures
o
review and analyze the resources, management, and staffing necessary (i) for compliance with all consumer protection laws, (ii) to manage and supervise the Bank’s compliance program, (iii) to provide sufficient oversight over third-party relationships and products and services offered by or through third-party relationships, and (iv) to appropriately address certain prior violations and compliance issues

o	review, revise, develop, and/or implement, as necessary, effective independent audit coverage of the Bank’s compliance program

The Company’s Board of Directors and executive leadership are committed to compliance and have invested significant resources into resolving the matter. After self-reporting to the FDIC in 2022, the Bank added resources to its compliance and control functions and the Bank is continuing to allocate resources to enhance its compliance management system and controls. This proactive approach allows the Company to more effectively manage both the prior and ongoing costs of stronger compliance and control measures. The Company does not anticipate that compliance with this Order will have a material effect on earnings or capital. The Company and the Bank are fully committed to addressing the Order’s requirements within the specified timeframes, and the Company believes that the Bank has made significant progress in addressing the requirements to date.

The foregoing summary description of the Order is not complete and is qualified in its entirety by reference to the Order, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Caution About Forward-Looking Statements

Certain matters discussed in this Form 8-K may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements relate to, among other things, expectations of the business environment in which we operate, projections of future performance, the impact that the Order will have on our expenses, results of operations and our ability to engage in new business activities, and our ability to satisfy all aspects of the Order and have the Order terminated in a timely manner. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of the Company or its management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Although the Company believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that the Company’s actual results will not differ materially from any projected future results expressed or implied by such forward-looking statements. Factors which may cause our forward-looking statements to be materially inaccurate include, but are not limited to the following: the interest rate policies of the Board of Governors of the Federal Reserve System; unanticipated regulatory action or changes in regulations; unanticipated volatility in deposits; unexpected increases in credit losses or in the level of delinquent, nonperforming, classified and criticized loans; changes in regulations, legislation or tax or accounting rules, monetary and fiscal policies of the U.S. Government including policies of the U.S. Treasury; impacts related to or resulting from recent bank failures; an unexpected adverse financial, regulatory or bankruptcy event experienced by our non-bank financial service partners; an unexpected deterioration in our securities portfolio; changes in liquidity, including the size and composition of our deposit portfolio; and our ability to successfully comply with all aspects of the Order. Additional factors that could cause results to differ materially from those described above can be found in the Company’s most recent annual report on Form 10-K and quarterly reports on Form 10-Q, and other documents subsequently filed by the Company with the Securities and Exchange Commission. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on the Company or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements speak only as of the date they are made and the Company undertakes no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.             Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Document

99.1	Consent Order with the Federal Deposit Insurance Corporation, dated November 21, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NORTHWEST BANCORP

	By:	/s/ Matthew P. Deines
Name: Matthew P. Deines
Title: President and Chief Executive Officer

Date: November 24, 2023